Exhibit 99.01
Certification of Periodic Financial Report Pursuant to 18 U.S.C. Section 1350


Pursuant to 18 U.S.C. Section 1350 and in connection with the quarterly report on Form 10-Q of Delta and Pine Land Company for the quarterly period ended May 31, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned W. Thomas Jagodinski, the President and Chief Executive Officer, hereby certifies the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of D&PL.


     Signature                 Title                                 Date


/s/  W. Thomas Jagodinski  President, Chief Executive Officer     July 15, 2003
-------------------------  and Director
W. Thomas Jagodinski       (Principal Executive Officer)

This certificate is made solely for purpose of 18 U.S.C. Section 1350, subject to the knowledge standard contained therein, and not for any other purposes.

A signed original of this written statement has been provided to Delta and Pine Land Company and will be retained by Delta and Pine Land Company and furnished to the Securities and Exchange Commission or its staff upon request.
































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                                                                 Exhibit 99.02
Certification of Periodic Financial Report Pursuant to 18 U.S.C. Section 1350


Pursuant to 18 U.S.C. Section 1350 and in connection with the quarterly report on Form 10-Q of Delta and Pine Land Company for the quarterly period ended May 31, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned R. D. Greene, the Vice President-Finance, Treasurer, and Assistant Secretary, hereby certifies the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of D&PL.


     Signature                  Title                              Date


/s/  R. D. Greene       Vice President - Finance,            July 15, 2003
------------------      Treasurer and Assistant Secretary
R. D. Greene            (Principal Financial and
                        Accounting Officer)

This certificate is made solely for purpose of 18 U.S.C. Section 1350, subject to the knowledge standard contained therein, and not for any other purposes.

A signed original of this written statement has been provided to Delta and Pine Land Company and will be retained by Delta and Pine Land Company and furnished to the Securities and Exchange Commission or its staff upon request.